UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2009

KBL HEALTHCARE ACQUISITION CORP. III
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33583	20-8191477
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

380 Lexington Avenue, 31st Floor, New York, New York	10168
(Address of Principal Executive Offices)	(Zip Code)

212-319-5555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

KBL HEALTHCARE ACQUISTION CORP. III (“KBL”) AND PRWT SERVICES, INC. (“PRWT”) ARE HOLDING PRESENTATIONS FOR CERTAIN OF KBL’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING KBL SECURITIES, REGARDING THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, AS DESCRIBED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 2009, AS SAME IS AMENDED FROM TIME TO TIME. SUCH PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K PREVIOUSLY FILED ON MARCH 17 AND 19, APRIL 30, MAY 6, 8 AND 18, AND JUNE 1 AND 3, 2009 AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CITIGROUP GLOBAL MARKETS, INC. (“CITIGROUP”), JEFFERIES & COMPANY, INC. (“JEFFERIES”) AND EARLYBIRDCAPITAL, INC. (“EBC”), EACH AN UNDERWRITER OF KBL’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2007, ARE ASSISTING KBL IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF THEIR OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED $4,140,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF KBL’S BUSINESS COMBINATION. FURTHER, KBL HEALTHCARE MANAGEMENT, INC. (“KHMI”), AN AFFILIATE OF CERTAIN OF THE EXECUTIVE OFFICERS AND DIRECTORS OF KBL, HAS ENTERED INTO A GENERAL ADVISORY AGREEMENT WITH PRWT, WHICH WILL BECOME EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, UNDER WHICH KHMI WOULD BE PAID A FEE OF $250,000 PER YEAR IN CONNECTION WITH SERVICES TO BE RENDERED TO PRWT, AND CERTAIN OF PRWT’S OFFICERS WILL ENTER INTO NEW EMPLOYMENT AGREEMENTS TO BE EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION.

KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR RESPECTIVE AFFILIATES, MAY ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF KBL IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS.

KBL AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS AND PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF KBL STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF KBL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ KBL’S AND PRWT’S PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, KBL’S AND PRWT’S DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH KBL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENT/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ KBL’S FINAL PROSPECTUS, DATED JULY 19, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE KBL OFFICERS AND DIRECTORS AND OF CITIGROUP, JEFFERIES AND EBC, AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO KBL STOCKHOLDERS AS OF THE RECORD DATE TO VOTE ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: KBL HEALTHCARE ACQUISITION CORP. III, 380 LEXINGTON AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10168. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 8.01.	Other Events.

Attached to this Current Report as Exhibit 99.1 is the form of investor presentation to be used by KBL and PRWT in presentations to certain of KBL’s security holders and other interested persons. The attached presentation shall be used by KBL and PRWT, together with the preliminary proxy statement/prospectus and, when available, the definitive proxy statement/prospectus.

The information furnished under this Item 8.01, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of KBL, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Investor Presentation (June 24, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2009
KBL HEALTHCARE ACQUISITION CORP. III

By:	/s/ Michael Kaswan
Michael Kaswan
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Investor Presentation (June 24, 2009).